UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2025

___________________________

CLOUDASTRUCTURE, INC.

(Exact name of registrant as specified in its charter)

___________________________

Delaware	001-42494	87-0690564
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Road
Palo Alto, California		94301
(Address of principal executive offices)		(Zip Code)

(650) 644-4160

Registrant’s telephone number, including area code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Exchange On Which Registered
Class A Common Stock	CSAI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.03Material Modification to Rights of Security Holders.

The information set forth below under Item 5.03 of this Report is incorporated herein by reference.

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective June 27, 2025, the Board of Directors (the “Board”) of Cloudastructure, Inc., a Delaware corporation (the “Company”), approved an amendment and restatement to the Company’s Amended and Restated Bylaws (as amended and restated, the “Second Amended and Restated Bylaws”), to make certain changes that the Board deems appropriate for a public operating company. The Second Amended and Restated Bylaws include, among other provisions, provisions which:

•	Designate the Company’s corporate office (Article I);

•	Set forth the procedures for calling and conducting annual and special meetings of the Company’s stockholders, including, without limitation, advance notice requirements and procedures for business brought before a meeting, advance notice procedures for nomination of directors, voting rights, and regulations concerning the use of proxies (Article II);

•	Govern the Company’s Board, including, without limitation, the number of directors, election and qualification of directors and provisions for directors’ resignation (Article III);

•	Authorize the formation of Board committees and provide related procedural requirements (Article IV);

•	Provide rules regarding the appointment, authority and responsibilities of the Company’s officers (Article V);

•	Prescribe methods for keeping and maintaining the Company’s stock ledger and other books and records (Article VI);

•	Govern certain other general corporate matters, including, without limitation, execution by the Company’s officers of contracts and instruments in the name of the Company, issuance and maintenance of stock certificates, and designation of the Company’s fiscal year (Article VII);

•	Establish general notice requirements, including provisions for the use of electronic notice transmission (Article VIII);

•	Provide for indemnification of directors and officers, to the fullest extent permitted by the General Corporation Law of the State of Delaware, for proceedings brought and liabilities incurred by reason of such directors’ and officers’ position with the Company (Article IX);

•	Authorize indemnification, to the fullest extent permitted by applicable law, of any Company employee or agent made party to legal proceedings by reason of the fact that such person is or was a legal representative, employee or agent of the Company (Article IX);

•	Permit the Company to purchase and maintain insurance on behalf of any director, officer, employee or agent against any liability asserted against him or her in any such capacity (Article IX);

•	Set forth procedures and requirements for further amendments to the Second Amended and Restated Bylaws (Article X); and

•	Select the Court of Chancery of the State of Delaware as, to the fullest extent permitted by law, the sole and exclusive forum for derivative, fiduciary and other corporate actions brought against the Corporation (Article XI).

The foregoing description of the Second Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the full text of the Second Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

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Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Effective June 30, 2025, the Board approved an amendment and restatement of the Company’s Code of Business Conduct and Ethics (as amended and restated, the “Amended and Restated Code of Ethics”). The Amended and Restated Code of Business Conduct and Ethics includes, among other provisions, provisions which:

•	Impose obligations of honest, ethical and fair conduct on all directors, officers and employees of the Company (Section 2);

•	Require the Company’s directors, officers and employees to report to the Chairman of the Board any known or suspected fraud involving management or employees with a significant role in financial reporting, disclosure or internal controls (Section 3);

•	Direct the Company’s directors, officers and employees to comply with all applicable laws, rules, regulations, policies and procedures (Section 4);

•	Require the Company’s directors, officers and employees to notify the Chairman of the Board of any violation of the Amended and Restated Code of Ethics, and prohibit retaliation against any person making such a report (Section 5);

•	Establish processes for the Company’s investigation of reports and enforcement of the Amended and Restated Code of Ethics (Section 5);

•	Set forth the procedures and requirements regarding disclosure of waiver or further amendments to the Amended and Restated Code of Ethics (Section 6);

•	Describe and forbid insider information and securities trading (Section 7);

•	Require that all Company books, records, accounts and financial statements be maintained in accurate, reasonable detail (Section 8);

•	Prohibit all officers, directors and employees from imposing improper influence on public or certified public accountants engaged in the performance of an audit or review of the financial statements of the Company (Section 9);

•	Mandate adherence to the anti-corruption laws of the countries in which the Company does business (Section 10); and

•	Set forth specific policies applicable to the Company’s CEO and all senior financial officers, including, without limitation, requirements that such persons act with honesty and integrity, disclose any conflicts of interest and perform responsibilities with a view to causing all public communications made by the Company to contain information that is accurate, complete, fair, objective, relevant, timely and understandable.

The foregoing description of the Amended and Restated Code of Ethics does not purport to be complete and is qualified in its entirety by the full text of the Amended and Restated Code of Ethics, a copy of which is attached hereto as Exhibit 14 and is incorporated herein by reference.

Item 9.01 Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits

3.1	Second Amended and Restated Bylaws of Cloudastructure, Inc.
14	Amended and Restated Code of Business Conduct and Ethics of Cloudastructure, Inc.
104	Cover Page Interactive File (the cover page XBRL tags are embedded in the Inline XBRL document).

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EXHIBIT INDEX

Exhibit Number	Document
3.1	Second Amended and Restated Bylaws of Cloudastructure, Inc.
14	Amended and Restated Code of Business Conduct and Ethics of Cloudastructure, Inc.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2025

CLOUDASTRUCTURE, INC.

By:	/s/ Greg Smitherman
Greg Smitherman
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

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